AMENDMENT TO EMPLOYMENT AGREEMENT

         This Amendment To Employment Agreement (this "Agreement") is made and entered into on this the 14th day of October, 1998 by and between ISG Resources, Inc., f/k/a JTM Industries, Inc. ("Employer"), a Texas corporation with its principal place of business located at 136 East South Temple, Suite 1300, Salt Lake City, Utah 84111 and Clinton W. Pike, Sr. ("Employee"), an individual who resides at 10777 Richmond Avenue, Apartment 708, Houston, Texas 77042.

         WHEREAS, Employer and Employee entered into an Employment Agreement in October, 1997 (the "Employment Agreement");

         WHEREAS Employer and Employee desire to amend the Employment Agreement as set forth herein, and to agree to certain other employment related issues.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth herein.

1. The parties agree that the date of the Employment Agreement is October 23, 1997.

2. The parties agree that the Employment Agreement is hereby amended as follows:

         a. Paragraph 2.a. of the Employment Agreement is amended to provide that:

                  "a. Subject to a change in title or responsibility at the discretion of Employer, that in no way materially decreases Employee's responsibilities, Employee is engaged by Employer as Executive Vice President. Employee shall perform such duties as are from time to time reasonably assigned to Employee by Employer consistent with Employee's position."

         b. Paragraphs 4.c., 4.d. and 4.e., and all subparagraphs therein, of the Employment Agreement are amended by deleting them in their entirety and inserting the following in their place:

                  "c. For the four month period ending December 31, 1998, Employee shall be paid a bonus of $15,000.00 which will be paid to Employee on January 2, 1999.

                  d. For the 1999 fiscal year period, Employee shall be eligible for a performance bonus based on overall Employer performance and the performance of the Manufactured Goods Division, as set forth below:

                           (1) If the Employer's actual corporate EBITDA (earnings before interest, taxes, depreciation and amortization) equals or exceeds ninety percent (90%) of its budgeted EBITDA, but is less than one hundred percent (100%) of its budgeted EBITDA, then Employee shall receive a bonus as follows:

                           Actual      Payout %
                           EBITDA
                           90%         32% of 15% of his current salary
                           91%         36% of 15% of his current salary
                           92%         41% of 15% of his current salary
                           93%         46% of 15% of his current salary
                           94%         52% of 15% of his current salary
                           95%         58% of 15% of his current salary
                           96%         65% of 15% of his current salary
                           97%         73% of 15% of his current salary
                           98%         81% of 15% of his current salary
                           99%         90% of 15% of his current salary

                           (2) If the Employer's actual corporate EBITDA equals or exceeds its budgeted EBITDA, then Employee shall receive a bonus as follows:

                                    (a) If actual corporate EBITDA equals or exceeds budgeted EBITDA, then Employee shall receive a bonus in the amount of 15% of his then current base salary;

                                    (b) If actual corporate EBITDA equals or exceeds budgeted EBITDA by 30%, but less than 50%, then Employee shall receive a bonus equal to 25% of his then current base salary;

                                    (c) If actual corporate EBITDA equals or exceeds budgeted EBITDA by 50% but less than 75%, then Employee shall receive a bonus equal to 50% of his then current base salary; or

                                    (d) If actual corporate EBITDA equals or exceeds budgeted EBITDA by 75% or more, then Employee shall receive a bonus equal to 100% of his then current base salary.

                           (3) If the actual EBITDA of the Manufactured Goods Division equals or exceeds ninety percent (90%) of its budgeted EBITDA, but is less than one hundred percent (100%) of its budgeted EBITDA, then Employee shall receive a bonus as follows:

                           Actual EBITDA    Payout %
                           90%             32% of 15% of his current salary
                           91%             36% of 15% of his current salary
                           92%             41% of 15% of his current salary
                           93%             46% of 15% of his current salary
                           94%             52% of 15% of his current salary
                           95%             58% of 15% of his current salary
                           96%             65% of 15% of his current salary
                           97%             73% of 15% of his current salary
                           98%             81% of 15% of his current salary
                           99%             90% of 15% of his current salary

                           (4) If the actual EBITDA of the Manufactured Goods Division equals or exceeds its budgeted EBITDA, then Employee shall receive a bonus as follows:

                                    (a) If  actual  EBITDA  of the  Manufactured
                                    Goods  Division  equals or exceeds  budgeted
                                    EBITDA, then Employee shall receive a bonus in the amount of 15% of his then current his then current base salary;

                                    (b) If  actual  EBITDA  of the  Manufactured
                                    Goods  Division  equals or exceeds  budgeted
                                    EBITDA  by 30%,  but  less  than  50%,  then
                                    Employee shall receive a bonus equal to 25% of his then current base salary;

                                    (c) If  actual  EBITDA  of the  Manufactured
                                    Goods  Division  equals or exceeds  budgeted
                                    EBITDA  by  50%  but  less  than  75%,  then
                                    Employee shall receive a bonus equal to 50% of his then current base salary; or

                                    (d) If  actual  EBITDA  of the  Manufactured
                                    Goods  Division  equals or exceeds  budgeted
                                    EBITDA by 75% or more, then Employee shall receive a bonus equal to 100% of his then current base salary."

3. For the consideration set forth herein, Paragraph 6 of the Employment Agreement is amended by deleting it in its entirety.

4. Employee's bonus for the period ending August 31, 1998 will be equal to 44% of his existing base salary of $160,000.00.

5. The parties agree that effective October 14, 1998, pursuant to Section 4.b. of the Employment Agreement, Employee's base annual salary shall be increased to $166,000.00.

6. Pursuant to the provisions of section 4.e.iii. of the Employment Agreement (as it existed prior to this Agreement), Employee shall be paid the sum of $50,000.00 on January 2, 1999.

7. Pursuant to the provisions of section 6 of the Employment Agreement (as it existed prior to this Agreement), Employee shall be paid the sum of $10,000.00 for his efforts in securing the award of the MidAmerica contract.

8. Employee  shall be paid the relocation  allotment of $100,000.00  pursuant to
Section 8 of the Employment Agreement. Employee, who has relocated to Houston, Texas, has the option of remaining in Houston, Texas, or of relocating to Salt Lake City, Utah. If Employee chooses to relocate to Salt Lake City, Utah, he shall bear all expenses related to the relocation, and shall be entitled to no further compensation from Employer.

9. The remaining provisions of the Employment Agreement shall remain in full force and effect. Reference is craved to the Employment Agreement for specific terms and conditions thereof which are incorporated herein by reference, except as amended by this Agreement.

         IN WITNESS WHEREOF, intending to be legally bound hereby the parties hereto have duly executed this Agreement as of the day and year above written.

ISG RESOURCES, INC.                                  CLINTON W. PIKE, SR.



____________________                                ____________________
By:_______________
Its:______________